Citi Conference March 6-7, 2023 Together with you, we make a house a home.

South Florida 2 I. Executive Summary

Key Takeaways and Updates We are the nation’s premier single-family home leasing company, with an emphasis on the resident experience 3  Our business and its fundamentals remain strong, as shown by our recent operating results:  New lease rate growth of 4.9% in January and 5.7% in February  Renewal rate growth of 8.7% in January and 7.8% in February  Blended rate growth of 7.4% in January and 7.2% in February  Average occupancy of 97.7% in January and 97.8% in February  Loss to lease of ~4% as of end of February, up from 1-2% as of year end from strong rebound in market rate  Our best-in-class resident experience focuses on choice, flexibility, and convenience, with a high level of service that is unique among an industry comprised mostly of smaller operators  Supply and demand fundamentals for SFR housing expected to remain favorable, with the millennial population just beginning to reach our average resident age of 39 years old  In all 16 of our markets, it is more affordable to lease one of our homes today than it is to buy, by a weighted average savings of almost $900 per month or nearly 30%, according to data from John Burns as of 4Q22  We believe our emphasis on location, scale and eyes in markets is an evergreen strategy that offers us many competitive advantages Phoenix

FY 2023 Guidance Our guidance represents Core FFO growth of 6% year over year at the midpoint 4 FY 2023 Guidance FY 2023 Guidance $1.73 - $1.81 $1.43 - $1.51 5.25% - 6.25% 7.5% - 9.5% 4.0% - 5.5% Core FFO per share – diluted AFFO per share – diluted SS Core Revenues growth SS Core OpEx growth SS NOI growth FY 2022 Actual $1.67 $1.41 9.0% 8.6% 9.1%  Guidance assumes modest acquisition activity in 2023 • Initial expectation for on-balance sheet acquisitions of $250 million to $300 million dollars from our builder partners, which we plan to fund through free cash flow and disposition proceeds • Acquisitions from our joint ventures of $100 million to $300 million dollars The Company does not provide guidance for the most comparable GAAP financial measures of net income (loss), total revenues, and property operating and maintenance expense, or a reconciliation of the forward-looking non-GAAP financial measures of Core FFO per share, AFFO per share, Same Store Core revenue growth, Same Store Core operating expense growth, and Same Store NOI growth to the comparable GAAP financial measures because it is unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company’s ongoing operations. Such items include, but are not limited to, impairment on depreciated real estate assets, net (gain)/loss on sale of previously depreciated real estate assets, share-based compensation, casualty loss, non-Same Store revenues, and non-Same Store operating expenses. These items are uncertain, depend on various factors, and could have a material impact on our GAAP results for the guidance period.  Atlanta

A Business Model for All Seasons We believe our business and proven strategy position us well against economic uncertainty 5  The location and quality of our homes attracts a higher-end SFR customer; new residents have an average annual income of approximately $134,000, and an income to rent ratio of 5.2x as of 4Q22  Our investment-grade rated balance sheet provides us with $1.263 billion of liquidity as of December 31, 2022, with no debt maturing prior to 2026 and the majority of our debt unsecured and at fixed or swapped to fixed rates  Single-family rental homes with shorter duration leases may provide an effective hedge in an inflationary environment  According to John Burns, national average single-family rent growth has never had a meaningful decline in nearly forty years of tracking the data Dallas ________________________________________________ (1) Source: John Burns Real Estate Consulting, Burns Single-Family Rent Index, published December 2022.

Differentiated Portfolio and Platform We are strategically positioned around three pillars that enhance growth and the resident experience 6 Location • We believe infill locations create insulation from new supply • >95% of portfolio in Western U.S., Sunbelt, and Florida • In-fill neighborhoods • High barriers to homeownership • Outsized LT growth drivers Track Record of Sector-Leading Growth and High-Quality Resident Experience Eyes in Markets • 20 in-house investment professionals in markets • ~1,000 operations personnel across 33 local home pods • Proactive “ProCare” service visits by in-house techs • Local, in-house control of the resident experience Scale • Nearly 5,200 homes per market on average • >98% of revenue from markets with >1,900 homes • Density drives service efficiency and revenue management intel

Our Commitment to ESG 7 SOCIAL  Top-ranked governance(1)  89% of directors independent  Quarterly ESG board updates  Robust risk management  Opted out of MUTA  Genuine Care commitment to our residents  Associates’ pay linked to resident service and ESG  Employee Resource Groups and training foster DE&I  $250 million investment in Pathway Homes  Coordinated philanthropy and volunteer efforts ENVIRONMENTAL Our new Vice President of ESG and Vice President of Energy are helping to guide our strategy forward 2022 GRESB Score ________________________________________________ (1) Achieved top score among all REITs in Green Street Advisors’ corporate governance rankings, dated July 14, 2022. GOVERNANCE 13% increase from 2021  Resident education on energy efficiency  ENERGY STAR® certified appliances and durable, energy-efficient materials  Smart Home technology and HVAC filter delivery program  Water-saving landscape designs  Anchor investment in Fifth Wall Climate Tech Fund

8 Track Record of Consistency and Sector-Leading Growth 7.4% 5.1% 2.8% 2.9% Invitation Homes AMH National Multifamily Coastal Multifamily 2017 SS-NOI Growth 4.4% 2.8% 2.9% 2.3% Invitation Homes AMH National Multifamily Coastal Multifamily 2018 SS-NOI Growth 5.6% 3.7% 4.2% 3.3% Invitation Homes AMH National Multifamily Coastal Multifamily 2019 SS-NOI Growth 3.7% 2.0% -1.5% -6.1% Invitation Homes AMH National Multifamily Coastal Multifamily 2020 SS-NOI Growth 9.4% 8.7% 2.9% -5.1% Invitation Homes AMH National Multifamily Coastal Multifamily 2021 SS-NOI Growth 9.1% 9.1% 15.3% 13.5% Invitation Homes AMH National Multifamily Coastal Multifamily 2022 SS-NOI Growth 46.6% 35.5% 28.9% 9.9% Invitation Homes AMH National Multifamily Coastal Multifamily Cumulative SS-NOI Growth (2017-2022) $99M incremental IH SS-NOI $158M incremental IH SS-NOI $328M incremental IH SS-NOI Differentiated locations, scale, and local expertise have driven consistent organic growth outperformance ________________________________________________ (1) National Multifamily represents simple average of CPT, MAA, and UDR. Coastal Multifamily represents simple average of AVB, EQR, and ESS. Data, including non-GAAP measures, is from public filings. There can be no assurance that our basis for computing this non-GAAP measure is comparable with that of other companies, including those mentioned above.

Tampa Denver 9 II. Location & Scale

Location: High-Growth Markets We focus on high-growth markets and in-fill neighborhoods with proximity to jobs, transportation, and schools 10 >95% of revenue from Western U.S., Sunbelt, and Florida 6.6% avg annual SS-NOI growth from 2017 to 2022 >38% more home price appreciation than U.S. avg since 2012 (1) Percent of 4Q22 revenue Seattle 6% Minne- apolis 1% Denver 4% Dallas 3% Phoenix 9% Atlanta 13% Tampa 10% Southern California 12% Las Vegas 4% South Florida 12% Northern California 6% Carolinas 6% Jacksonville 2% Orlando 7%Houston 2% Chicago 3% ________________________________________________ (1) Sources: John Burns Real Estate Consulting, S&P CoreLogic Case-Shiller® Home Price Indices, January 2023. Growth rates are for the entire market in which IH owns homes, weighted by IH home count, and represent market-level data for the entire market rather than IH home-specific data. 1.7x more job growth than U.S. avg since 2012 (1)

Channel agnostic, location specific 11 Multi-Channel Approach to Acquisitions Our multi-channel approach puts eyes on more opportunities and maximizes selectivity Broker/MLS Leverage AcquisitionIQ and broker network to maximize deal flow Builder Partnerships Foster relationships to target new-build supply in targeted neighborhoods Sale Leaseback (1) Developing program targeting supply owned by individuals interested in transitioning to leasing lifestyle Investor Consolidation Active aggregation of 5+ unit investor portfolios iBuyers Positioned to be “buyer of choice” as the iBuyer market continues to grow Auction Participate in municipal and county auctions  We believe our multi-channel acquisition approach enables significant external growth (with lower risk, in better locations) without on-balance-sheet development ________________________________________________ (1) Channel currently in development.

ATL 1 2,710 Homes ATL 2 2,731 Homes ATL 3 2,450 Homes ATL 4 2,567 Homes ATL 5 2,199 Homes Scale: Atlanta Example Our industry-leading scale enables us to operate efficiently with significant local presence in markets 12 Atlanta - 12,657 Homes (1) ________________________________________________ (1) In addition to the 12,657 wholly owned homes in Atlanta, there are 245 Atlanta homes owned by the 2020 Rockpoint JV, 15 Atlanta homes owned by the 2022 Rockpoint JV, and 167 Atlanta homes owned by the Pathway Homes JV that are managed by Invitation Homes; home counts as of 4Q22. • 1 Vice President of Operations • 2 Director of Operations • 2 Rehab/Turn/R&M Director • 5 Portfolio Directors • 10 Portfolio Mgmt. Personnel • 22 Leasing Personnel • 29 Customer Care Reps • 79 Maintenance Techs/RTM Personnel Atlanta

Tampa Phoenix 13 III. Eyes in Markets

Best-in-Class, Local Approach to Operations and Investing Local, high-touch service with eyes in markets enhances control over asset quality and the resident experience Differentiated Approach Superior Results  Local resident service, leasing, and investment/asset management, with centralized oversight and tools  Proactive resident care and asset preservation  Collaboration between operations, investment, and asset mgmt teams to identify opportunities and drive consistency  In-house accountability for every step of the resident journey and life of the home  Home-by-home asset management decision making  Scale in markets to enhance efficiency and intel  Average resident satisfaction score of over 4.3 / 5.0 in TTM  Better Business Bureau accredited with an A+ rating  TTM Same Store turnover rate of 21.9% at 4Q22  Same Store average occupancy of 97.3% at 4Q22  Residential sector-leading SS-NOI growth in each of the last six calendar years (6.6% per year on average) 14 86,683 homes1 20 Field investment personnel ~1,000 Field ops personnel covering 33 home pods Central strategy, tools, and oversight Collaboration ________________________________________________ (1) Includes 83,113 wholly owned homes and 3,570 homes owned through joint ventures that are managed by Invitation Homes, as of 4Q22.

Proactive Resident Service and Asset Management ProCare proactive maintenance program designed to optimize each touch point with our residents and homes Initial Showing / Leasing Interaction ProCare Resident Orientation (RO) ProCare 45-Day Maintenance Visit Work Order General Property Condition Assessment Program ProCare 6-Month Maintenance Visit ProCare Pre-Move Out Visit (PMOV) Move Out Inspection / Budget Creation Move-in 15 Move-out Educate Residents       Make Repairs      Check Home Condition        ProCare is our differentiated approach to service that leverages proactive engagement with residents and homes to maximize resident satisfaction and the quality and efficiency of asset preservation  In-house personnel own every step of the resident journey and visit residents in their homes at least 2x per year  Proactive resident education and “eyes on assets” are critical to homes’ condition and cost to maintain; the ProCare cycle is designed to maximize touchpoints that facilitate this, and resident feedback is collected throughout  Emergency repairs are addressed immediately, while minor repairs can be bundled into ProCare visits for efficiency  Our mobile maintenance app, launched in 2021, allows residents to make camera-enabled maintenance requests on their own terms, and allows us to diagnose the problem before we arrive and reduce the number of return trips

Growing Ancillary Services We remain on track with our multi-year plan to grow ancillary services to enhance the resident experience 16  Smart Home Update:  Base Smart Home package recently expanded to include video doorbell along with smart lock and smart thermostat  Upgraded Smart Home packages made available to residents who desire additional smart features  New program structure increases our profit margin while enhancing benefits for residents  HVAC Filter Program Update:  Implemented program whereby HVAC filters are shipped by a 3rd party to all homes quarterly for a small fee to residents  Reduces resident burden, improves energy efficiency, and reduces long-term HVAC maintenance costs  Required for all new leases and all renewal leases  We remain in the early innings of what the resident experience could look like  We continue to see potential for significant growth in ancillary income  New or proposed initiatives include pet programs, pest control, landscaping, insurance suite, and energy optimization

Denver 17 IV. Industry Fundamentals

3% 17% 80% 1000+ units 10 to 999 units 1 to 9 units Meeting an Underserved Need in the Housing Market We provide a unique experience, but today serve only 0.5% of the growing demand for single-family rentals 18 U.S. Single-Family Rental Ownership (3) ________________________________________________ (1) Source: John Burns Real Estate Consulting, Burns US Housing Analysis and Forecast, published January 23, 2023. (2) Source: U.S. Census Bureau, as of December 2022. (3) Source: John Burns Real Estate Consulting, Burns Single-Family Rental Analysis and Forecast, published December 20, 2022. Current U.S. Population by Age Cohort (2) (millions of people) 21.8 21.6 21.9 23.3 22.3 21.6 19.7 18 19 20 21 22 23 24 15-19 20-24 25-29 30-34 35-39 40-44 45-49 Avg. Resident Age: 39 Potential Future Demand Single Unit Rentals: 36% (16M units) 2-9 Unit Rentals: 28% (13M units) 10+ Unit Rentals: 36% (16M units) Owned: 65% (85M units) Rented: 35% (45M units) U.S. Housing Summary (1) 130 Million Households 45 Million Rental Households

Supply Continues to be Constrained We believe a decade-long shortfall in single-family construction is likely to persist for the foreseeable future 19 Total Housing Permits (Single and Multifamily) as a % of Households in Invitation Homes’ Markets (1) 0.0% 1.0% 2.0% 3.0% 4.0% 1980 1984 1988 1992 1996 2000 2004 2008 2012 2016 2020 Single-Family Multifamily '80-'22 Avg  Rising labor costs, materials costs, impact fees, land scarcity, and regulatory hurdles have been barriers to supply  Replacement cost for single-family housing has increased significantly due to inflationary pressures on materials and labor  Higher mortgage costs have made buying a home less affordable, reducing homebuilders’ plans to add new supply ________________________________________________ (1) Source: U.S. Census Bureau and John Burns Real Estate Consulting; data as of December 2022.

Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include, but are not limited to, statements related to the Company's expectations regarding the performance of the Company's business, its financial results, its liquidity and capital resources, and other non-historical statements. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including, among others, risks inherent to the single-family rental industry and the Company's business model, macroeconomic factors beyond the Company's control, competition in identifying and acquiring properties, competition in the leasing market for quality residents, increasing property taxes, homeowners’ association and insurance costs, poor resident selection and defaults and non-renewals by the Company's residents, the Company's dependence on third parties for key services, risks related to the evaluation of properties, performance of the Company's information technology systems, risks related to the Company's indebtedness, and risks related to the potential negative impact of unfavorable global and United States economic conditions (including inflation and interest rates), uncertainty in financial markets, geopolitical tensions, natural disasters, climate change, and public health crises, including the ongoing COVID-19 pandemic, on the Company’s financial condition, results of operations, cash flows, business, associates, and residents. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include, but are not limited to, those described under Part I. Item 1A. “Risk Factors” of the Annual Report on Form 10-K for the year ended December 31, 2022 (the "Annual Report"), as such factors may be updated from time to time in the Company's periodic filings with the Securities and Exchange Commission (the "SEC"), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release, in the Annual Report, and in the Company's other periodic filings. The forward-looking statements speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except to the extent otherwise required by law. 20IR@InvitationHomes.com www.INVH.com